Form 8-K - CURRENT REPORT

        (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 30, 1999

                      United Investors Income Properties
            (Exact name of registrant as specified in its charter)


             Missouri                 0-17646                43-1483942
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                       N/A

        (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

Peachtree Corners Medical Building, located in Atlanta, Georgia, was sold by United Investors Income Properties (the "Registrant") on December 30, 1999. The property was sold to The Cadle Company, an Ohio Corporation, an unrelated party, for $700,000.

Item 5.    Other Events

Corinth Square Professional Building, located in Prairie Village, Kansas, was sold on December 30, 1999. The Registrant owned a 35% interest in the seller, Corinth Square Associates, a joint venture with United Investors Income Properties II, an affiliated partnership in which the Registrant's general partner is also the sole general partner. The property was sold to The Cadle Company, an Ohio Corporation, an unrelated party, for $1,700,000.

Item 7.    Financial Statements and Exhibits

(b)        Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's annual report on Form 10-KSB for the year ended December 31, 1999.

(c)        Exhibits

10.9 Purchase and Sale Contract between Registrant and The Cadle Company, an Ohio Corporation, dated December 30, 1999 relating to Peachtree Medical Building.

10.10 Addendum to Purchase and Sale Contract between Registrant and The Cadle Company, an Ohio Corporation, dated December 30, 1999 relating to Peachtree Medical Building.

10.11 Purchase and Sale Contract between Corinth Square Associates and The Cadle Company, an Ohio Corporation, dated December 30, 1999 relating to Corinth Square Professional Building.

10.12 Addendum to Purchase and Sale Contract between Corinth Square Associates and The Cadle Company, an Ohio Corporation, dated December 30, 1999 relating to Corinth Square Professional Building.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UNITED INVESTORS INCOME PROPERTIES


                               By:     United Investors Real Estate, Inc.
                                       Its General Partner

                               By:     /s/ Patrick J. Foye
                                       Patrick J. Foye
                                       Executive Vice President

                               Date:   January 10, 2000

                                                                  Exhibit 10.9


                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                       United Investors Income Properties

                                    AS SELLER

                                       AND

                                The Cadle Company

                                  AS PURCHASER

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 DEFINED TERMS......................................................1
ARTICLE 2 PURCHASE AND SALE OF PROPERTY......................................4
ARTICLE 3 PURCHASE PRICE & DEPOSIT...........................................4
ARTICLE 4 FINANCING..........................................................5
ARTICLE 5 FEASIBILITY PERIOD.................................................6
ARTICLE 6 TITLE..............................................................8
ARTICLE 7 CLOSING...........................................................11
ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER.16
ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING..................................20
ARTICLE 10 BROKERAGE........................................................21
ARTICLE 11 POSSESSION.......................................................21
ARTICLE 12 DEFAULTS AND REMEDIES............................................21
ARTICLE 13 RISK OF LOSS OR CASUALTY.........................................22
ARTICLE 14 RATIFICATION.....................................................22
ARTICLE 15 EMINENT DOMAIN...................................................22
ARTICLE 16 MISCELLANEOUS....................................................23

                           PURCHASE AND SALE CONTRACT

THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the _______ day of ________, 1999 (the "Effective Date") by and between UNITED INVESTORS INCOME PROPERTIES, a Missouri limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("Seller") and THE CADLE COMPANY, an Ohio corporation, having a principal address at 100 North Center Street, Newton Falls, Ohio 44444 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1...Seller holds legal title to a parcel of real estate more particularly described in EXHIBIT A attached hereto and made a part hereof located in the County of Gwinnett, Georgia on each of which parcel improvements have been constructed.

R-2...Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date as defined in this Purchase Contract the Property will be conveyed by general warranty or equivalent deed to Purchaser or its designee.

R-3...Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.

R-4...Purchaser has made such investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser has deemed necessary and desirable, has approved the same in all respects, subject only to the representations, warranties and covenants set forth in this Purchase Contract and does hereby agree to consummate the transactions contemplated by this Purchase Contract as set forth below.

                                    ARTICLE 1

                                  DEFINED TERMS

1.1 Terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.

      1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Georgia.

      1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

      1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds, which Closing Date shall be on or before thirty (30) days after the expiration of the Purchaser's Feasibility Period, as defined in
            ARTICLE 5 or such  other  date or  extension  date  provided  for by
            ARTICLE 7 or by the written mutual consent of the parties hereto, given or withheld in their respective sole discretion.

      1.1.4 "Commercial Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property scheduled on EXHIBIT 1.1.4 attached hereto.

      1.1.5 This subsection is intentionally left blank.

      1.1.6 This subsection is intentionally left blank.

      1.1.7 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on EXHIBIT 1.1.7, if any, attached hereto.

      1.1.8 "Financing Commitments" means the written commitment(s) to finance the purchase and operation of the Property from [NAME OF LENDER] dated [DATE OF LOAN COMMITMENT].

       1.1.9"Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and as of the date of the end of the Feasibility Period described below and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include
            (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in EXHIBIT 1.1.9 .

      1.1.10"Improvements" means all buildings and improvements, located on the Land taken "as is" containing approximately 118, 436 gross square feet of [TYPE OF IMPROVEMENTS].

      1.1.11"Land" means all of that  certain  tract of land located in Gwinnett
            County, Georgia, commonly known as 3870 Holcomb Bridge Road, Norcross, Georgia, more particularly described in EXHIBIT A attached hereto and made a part hereof and all rights, privileges and appurtenances pertaining thereto.

      1.1.12"Miscellaneous  Property Assets" means all contract rights,  leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables which includes past due rent, (ii) Property Contracts,
            (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits,
            (viii) insurance or other prepaid Items, or (ix) books and records, except to the extent that Seller receives a credit on the closing statement for any such item.

      1.1.13"Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller or used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.

      1.1.14"Permitted   Exceptions"   means  those   exceptions  or  conditions
            permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

      1.1.15"Property"  means  the  Land  and  Improvements   described  in  the
            Recitals and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller issued to Property Contracts (other than those contracts, if any, which are identified for termination by Purchaser during the Feasibility Period) and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

      1.1.16"Property   Contracts"  means  all  purchase  orders,   maintenance,
            service or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on ninety (90) days' or shorter Notice, except Commercial Leases, identified on EXHIBIT 1.1.16.

      1.1.17 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

      1.1.18 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

      1.1.19      "Survey" shall have the meaning ascribed thereto in Section
            6.11.

      1.1.20 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.

      1.1.21 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

      1.1.22      "Title Insurer" shall have the meaning set forth in Section
            6.1.

                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Seven Hundred Thousand Dollars ($700,000.00), subject to payment in accordance with Section 3.1.2 hereinbelow. The Purchase Price shall be paid by Purchaser, subject to credit and adjustment hereinafter provided subject to all the terms and conditions herein contained.

      3.1.1 Deposit

            3.1.1.1 On the date  hereof,  Purchaser  shall  deliver to  Fidelity
                  National Title Insurance Company ("Escrow Agent" or the "Title Company") a deposit in the sum of Twenty-Five Thousand Dollars ($25,000.00) in cash (such sum being hereinafter referred to as the "Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as EXHIBIT B.

            3.1.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent), and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.1.3 If the sale of the  Property  is  closed  by the date  fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied (and paid over to the Seller) on the Date of Closing. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.

            3.1.1.3 If the sale of the  Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

      3.1.2 Purchaser shall, on the Date of Closing, pay Seller the purchase price subject to credit and adjustment as provided herein, jointly in cash or by wire transfer of current funds.

                                    ARTICLE 4

                                    FINANCING

4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement. Purchaser will use its best efforts to obtain the necessary financing.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, for forty-five (45) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

      5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys). Notwithstanding the foregoing, in no event shall Purchaser conduct any invasive environmental assessment, test or other inspection of the Property without the prior written consent of Seller, which consent may be withheld in Seller's sole discretion.

      5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

      5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.

5.2 Should the results of any of the matters referred to in Section 5.1 above appear unsatisfactory to Purchaser for any reason Purchaser shall provide Seller with written Notice during the Feasibility Period of each basis for such determination by Purchaser (including, without limitation, title and survey objections other than the permitted exceptions) or such objections shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser gives Seller such Notice, Seller at its sole discretion and option within
      (10) business days following receipt of such Notice may elect to cure such objection or satisfy such condition. Should Seller so elect to cure such objection or satisfy such condition, or should Purchaser subsequently waive such objection or condition, then the Closing shall take place conditioned on such cure or based on such waiver on terms agreed upon by the Parties. Should Seller not elect to cure such objection or satisfy such condition, this agreement shall automatically terminate, in which event the Title Company shall return the Deposit to Purchaser and Purchaser shall release and quitclaim all of Purchaser's rights and interest in the property to Seller, and the parties hereto shall have no further obligation to each other, subject to and except for Purchaser's liability under Section 5.3.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Seller and naming Seller and its affiliates as Loss Payees or Additional Insureds (at the option of Seller), with endorsements acceptable to Seller, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

                                    ARTICLE 6

                                      TITLE

6.1 Seller shall provide to Purchaser a Preliminary Title Report for the Property within ten (10) days after the Effective Date. Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment,") issued by Fidelity National Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any Owner's or Lender's title policies.

6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates. Any conveyance by general warranty or equivalent deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:

      6.2.1 All exceptions shown in the Preliminary Title Report (other than mechanics' liens and taxes due and payable in respect of the period preceding Closing) and all exceptions noted in EXHIBIT 6.2.1 attached hereto; and

      6.2.2 Such exceptions and matters as the Title Company shall be willing to omit as exceptions to coverage; and

      6.2.3 All Commercial Leases and any other occupancy, residency, lease, tenancy and similar agreements entered into in the ordinary course of business; and

      6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which are not identified for termination by Purchaser during the Feasibility Period; and

      6.2.5 Non-delinquent real estate and property taxes to the extent not due and payable; and

      6.2.6 Defects and exceptions which do not materially and adversely affect the condition of title to the Property and its use as of the Effective Date; and

      6.2.7.This subsection is intentionally left blank.

      6.2.8.This subsection is intentionally left blank.

6.3 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained herein. Provided said amounts do not exceed the total cash amount being paid into escrow.

6.4 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.

6.5 If on the Closing Date there shall be conditional bills of sale or Uniform Commercial Code financing statements filed with respect to any tenant's property, such financing statements shall not be deemed to be an objection to title.

6.6 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and within Seven (7) calendar days following receipt of such Notice may elect in writing to cure such objection or unfulfilled condition for up to Ninety (90) calendar days after date of Seller's notice. Should Seller be able to cure such title objection or condition, or should Seller be able to cause title insurance company to insure over same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before thirty
      (30) calendar days after Notice of such cure or waiver.

6.7 If during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause a title insurance company to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Preliminary Title Report on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event Purchaser shall release and quitclaim all of Purchaser's right and interest in such Property to Seller, and the parties hereto shall have no further obligations to each other.

6.8 Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Commercial Leases and Property Contracts in the ordinary course of business) to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.

      Seller may enter into new Commercial Leases and new Property Contracts in the ordinary course of business during the Feasibility Period. Seller may terminate or agree to terminate Commercial Leases and Property Contracts in the ordinary course of business during the Feasibility Period. Unless this Purchase And Sale Contract is terminated as provided herein, then upon the expiration of the Feasibility Period, Seller shall not, without the consent of Purchaser, (which consent will not be unreasonably withheld) enter into any new Commercial Leases or Property Contracts affecting the Property, or terminate or agree to terminate any Commercial Leases. For purposes of this Section 6.8 Purchaser's failure to respond in writing to Seller's written request for consent within five (5) business days shall be deemed consent on the part of the Purchaser. All new leases or contracts entered into in accordance with the provisions of this
      Section 6.8 shall be deemed "Commercial Leases" and "Property Contracts" respectively as defined herein.

6.9 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.

6.10 After the Feasibility Period, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception or that has been waived or deemed to have been waived by Purchaser.

6.11 If Purchaser desires to obtain a survey of the Property ("Survey"), Purchaser shall obtain such Survey at Purchaser's sole cost and expense, and shall cause such Survey to be promptly delivered to Seller within the Feasibility Period. If the Survey is the basis on which Purchaser notifies Seller of an objection under this Purchase And Sale Contract, said Survey must meet the following minimum standards: The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the special warranty deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the description to be used in the General Warranty Deed delivered by Seller to Purchaser must be agreed upon by the parties and insured by the title insurance company.

      6.11.1Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in ARTICLE 5 above.

      6.11.2If Purchaser elects to obtain the Survey, Purchaser agrees to make payment in full of all costs of obtaining the Survey required by this Purchase Contract on or before Closing or termination of this Purchase Contract.

                                    ARTICLE 7

                                     CLOSING

7.1   Dates, Places Of Closing, Prorations, and Delinquent Rent.

      7.1.1 The Closing shall take place on or before thirty (30) days following the termination of the Feasibility Period in the offices of the Title Company, in the jurisdiction of the Land at Fidelity National Title Insurance Co., 700 Louisiana, Suite 2600, Houston, Texas 77002 or at such other place as the parties shall mutually agree upon at a time mutually agreed upon on the Closing Date. If requested by Seller, Purchaser shall agree to conduct closing through a pre-closing, an escrow or other arrangement reasonably requested by Seller, whereby the Seller and its attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than Ninety (90) Days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Buyer.

      7.1.3.All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, real property taxes, personal property taxes and other operating expenses and fees shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid tenant improvement allowances and leasing commissions, together with any payments due parties to other agreements affecting the Property which survive Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section
            7.1.3. and Section 7.1.4. and 7.1.5. the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, tenants' proportionate share of operating expenses, percentage rents and common area maintenance charges. The provisions of this Section
            7.1.3. shall apply during the Proration Period (as defined below).

      7.1.4.If any  of the  items  subject  to  proration  hereunder  cannot  be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration  or a  correction  of an error or  omission  in a  Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date. Any Rents that have accrued, but have not yet been paid shall be prorated in accordance with estimates based upon the prior years' information (or reasonable estimates of Seller if no such prior years' information is available), and shall be subsequently readjusted and reapportioned upon receipt. Purchaser shall pay Seller for Rents that have accrued, but are not yet due and payable, at Closing.

      7.1.5.If on the Closing  Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time before the Closing Date, and (ii) second, to the period of time after the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5. shall apply during the Proration Period.

      7.1.6.Seller and Purchaser shall each pay one-half of the Escrow Agent's fee. Purchaser shall pay all costs associated with recording the general warranty deed at Closing, including, but not limited to, recording fees, but with the exception that Seller and Purchaser shall each pay one-half of the real estate transfer tax, if any. With respect to the payment of other closing expenses not otherwise addressed by this Purchase Contract, Purchaser and Seller shall each pay their own respective closing expenses.

7.2   Items To Be Delivered Prior To Or At Closing.

      7.2.1 Seller. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:

            7.2.1.1  General warranty or equivalent deed in the form attached as
                     EXHIBIT 7.2.1.1 to Purchaser. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

            7.2.1.2 A Bill of Sale without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as EXHIBIT 7.2.1.2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as
                     EXHIBIT 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.4  A closing statement executed by Seller.

            7.2.1.5 A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions (other than matters constituting any Permitted Exceptions to the title insurance policy set forth in this Purchase Contract and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and

            7.2.1.6  A certification of Seller's  non-foreign status pursuant to
                     Section 1445 of the Internal Revenue Code of 1986, as amended, in the form attached as EXHIBIT 7.2.1.6.

            7.2.1.7  This subsection is intentionally left blank.

            7.2.1.8 Any documentation required of Seller by Escrow Agent or Title Company in order to complete the sale of the property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.1.9  This subsection intentionally left blank.

            7.2.1.10 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

      7.2.2 Purchaser. At Closing, Purchaser shall deliver to Seller the following items with respect to each Property being conveyed or transferred by merger at such Closing:

            7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property , Seller shall use the Purchase Price for the Property to satisfy the same, and Seller shall deliver to Purchaser, or to Purchaser's designee, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

            7.2.2.2  A closing statement executed by Purchaser.

            7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as EXHIBIT 7.2.1.2.

            7.2.2.4 A countersigned counterpart of the Assignment in the form attached as EXHIBIT 7.2.1.3.

            7.2.2.5  This subsection is intentionally left blank.

            7.2.2.6 Any documentation required of Purchaser by Escrow Agent or Title Company in order to complete the sale of the Property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.2.7 Executed Environmental Indemnity Agreement and such other documents required by Indemnitee to be provided by Seller in sub-paragraph 7.2.1.9 above.

            7.2.2.8 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                    ARTICLE 8

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

8.1   Representations And Warranties Of Seller.

      8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

            8.1.1.1 Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract and in the state where the property is located if required by local law; and has or at Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any Purchase Contract to which Seller is a party or by which Seller or any Subsidiary Owner is otherwise bound. Seller has not made any other Purchase Contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property applicable to the foregoing representation;

            8.1.1.2 Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions;

            8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases or otherwise as set forth in EXHIBIT 8.1.1.3;

            8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

            8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

            8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable, or against Seller, so as to prevent Seller from conveying Title to the Property to Purchaser;

            8.1.1.7 No claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property.

      8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Seller and no statements, representations or warranties, express or implied, made by or enforceable directly against Seller, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, opinions or work product shall not create or give rise to any liability of or against Seller, any Subsidiary Owner, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.3 below.

      8.1.3 Seller and Purchaser agree that those  representations  contained in
            Section 8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within One
            (1) year subsequent to the date of such representation). In the event that Seller breaches any representation contained in Section
            8.1 and Purchaser had knowledge of such breach, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.

      8.1.4 Any statement contained in the representations and warranties of this Section 8.1 and made to the "knowledge" of Seller shall mean ONLY the actual knowledge of Seller based upon the information communicated to Seller by Nancy Krocza, a representative of the management company managing the Property as of the Effective Date, in a certification addressed to Seller and dated as of the Effective Date; and otherwise any reference to the "knowledge" of Seller shall not be deemed to imply any duty of investigation or inquiry by Seller and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of Seller or any affiliate of Seller, imputed to Seller or constructively attributed to Seller.

8.2   Representations And Warranties Of Purchaser

      8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

      8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:

            8.2.2.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Ohio.

            8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members is required to so empower or authorize Purchaser.

            8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

            8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not
                     (i) violate any of the provisions of their respective certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

            8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

      8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property. Purchaser will indemnify Seller against any such person making any claim for commission with respect to this transaction claiming said commissions by or through acts of Purchaser.

                                  ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.1.1 All of the documents required to be delivered by Seller to Purchaser at Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

      9.1.2 Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date;

      9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

      9.1.4 This subsection intentionally left blank.

      9.1.5 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Purchase Contract.

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

      9.2.2 Purchaser   shall  have  fully   performed  and  complied  with  all
            covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

      9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

      9.2.4 This subsection is intentionally left blank.

                                   ARTICLE 10

                                    BROKERAGE

10.1 Seller represents and warrants to the Purchaser that other than Aztec Group and Pinnacle Realty ("Brokers"), it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and Seller agrees to indemnify the Purchaser from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

10.2 Seller agrees to pay Brokers a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Brokers assume no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                   ARTICLE 11

                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

12.1 In the Event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages are not intended as a forfeiture or penalty within the meaning of applicable law and are intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
      Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

13.1 The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property. Upon assignment to Purchaser of any insurance proceeds in respect of fire or other casualty occurring between the date of ratification of this contract and the time of settlement, Purchaser shall have no right to terminate this Purchase
      Contract on account thereof, but Seller shall assign to Purchaser its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.

                                   ARTICLE 14

                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before [OFFER DEADLINE DATE].

                                   ARTICLE 15

                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.1  Exhibits And Schedules

            All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.

16.2  Assignability

            This Purchase Contract is assignable with the prior written approval of the non-assigning party. Any assignment by Purchaser shall only be to an affiliate or subsidiary under the control or management of Purchaser, but Purchaser will remain liable for its obligations and its performance of the terms and conditions of this Purchase Contract.

16.3  Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4  Captions

            The captions, headings and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

16.5  Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices

            All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid and received by the Fifth (5th) business day following the date of mailing addressed as follows:

                 If to Seller:                   If to Purchaser:
                 United Investors Income
                 Properties                      The Cadle Company
                 c/o AIMCO                       100 North Center Street
                 1873 South Bellaire Street      Newton Falls, Ohio  44444
                 Suite 1700                      Attn:  Daniel C. Cadle,
                 Denver, CO  80222               President
                 Attn: Tim Works                 Phone:  330-872-0918, Ext. 3101
                       Harry Alcock,             Fax:  330-872-5367
                       Martha Carlin
                 Phone:  303-691-4357
                 Fax:  303-504-4889

                 and

                 with a copy to:

                 David Marquette
                 Argent Real Estate
                 1401 Brickell Avenue, Suite 520
                 Miami, Florida  33131
                 Phone:  305-371-9299
                 FAX:  305-371-6898

                 Alan H. Weinberg, Esq.
                 WELTMAN, WEINBERG & REIS
                 CO., L.P.A.
                 323 W.Lakeside Avenue/Suite 200
                 Cleveland, OH  44113-1099
                 Phone:  215-363-4001, Ext. 201
                 Fax:  216-363-6913

            Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue

            The laws of the State of Georgia shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the Northern District of Georgia and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8  Entirety And Amendments

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9  Severability

            If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts

            This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one of such counterparts.

16.11 Further Acts

            In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, have fully participated in the negotiation of this instrument.

16.13 Confidentiality

            Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver

            Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release or modification of this Purchase Contract shall be established by conduct, custom or course of dealing.

16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

NOW THEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.

                        Seller: UNITED INVESTORS INCOME PROPERTIES, A Missouri limited partnership

                                   By:  United Investors Real Estate, Inc.,
                                        a Delaware Corporation

                                   Its: General Partner

                                   By:_________________________________

                                   Title:_______________________________


                        Purchaser: The Cadle Company, an Ohio corporation

                                   By:

                                   Printed:

                                   Title:




STATE OF ____________________ )
                              )
COUNTY OF __________________  )


Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of UNITED INVESTORS REAL ESTATE, INC., a Delaware corporation as General Partner of UNITED INVESTORS INCOME PROPERTIES, a Missouri Limited Partnership , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________




STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

                                                                 Exhibit 10.10


                    ADDENDUM TO PURCHASE AND SALE CONTRACT

      This Addendum To Purchase And Sale Contract (hereinafter referred to as "Addendum") is entered into as of this _____ day of November, 1999, by and between UNITED INVESTORS INCOME PROPERTIES, a Missouri Limited Partnership, and THE CADLE COMPANY, an Ohio Corporation. This Addendum shall supplement and modify the terms and conditions of a certain Purchase And Sale Contract dated October 8, 1999, which was made and entered into by and between UNITED INVESTORS INCOME PROPERTIES and THE CADLE COMPANY.

      For and in consideration of mutual covenants and agreements herein set forth, UNITED INVESTORS INCOME PROPERTIES and THE CADLE COMPANY agree as follows:

      THE CADLE COMPANY has completed its due diligence as provided in Article 5 and hereby waives its right to raise any objection based on the provisions of Sections 5.1 and 5.2 of the Purchase And Sale Contract or based on all other conditions with respect to the property or the seller's obligations under the Purchase And Sale Contract except for those enumerated in Subsections 9.1.1 through 9.1.4.

      The terms as set forth in this Addendum shall control over the terms of the Purchase And Sale Contract and any previous Addendum.

                        Seller: UNITED INVESTORS INCOME PROPERTIES, A Missouri limited partnership

                                    By:  United Investors Real Estate, Inc., a
                                         Delaware Corporation

                                    Its: General Partner

                                    By:_________________________________

                                    Title:_______________________________

                        Purchaser:  The Cadle Company, an Ohio corporation

                                    By:

                                    Printed:

                                    Title:




STATE OF ____________________ )
                              )
COUNTY OF __________________  )



Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of UNITED INVESTORS REAL ESTATE, INC., a Delaware corporation as General Partner of UNITED INVESTORS INCOME PROPERTIES, a Missouri Limited Partnership , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________







STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

                                                                  Exhibit 10.11



                               PURCHASE AND SALE CONTRACT

                                        BETWEEN

                               Corinth Square Associates

                                       AS SELLER

                                          AND

                                   The Cadle Company

                                      AS PURCHASER

                                   TABLE OF CONTENTS

                                                                           Page

ARTICLE 1 DEFINED TERMS......................................................1
ARTICLE 2 PURCHASE AND SALE OF PROPERTY......................................4
ARTICLE 3 PURCHASE PRICE & DEPOSIT...........................................4
ARTICLE 4 FINANCING..........................................................6
ARTICLE 5 FEASIBILITY PERIOD.................................................6
ARTICLE 6 TITLE..............................................................8
ARTICLE 7 CLOSING...........................................................11
ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER.16
ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING..................................20
ARTICLE 10 BROKERAGE........................................................21
ARTICLE 11 POSSESSION.......................................................21
ARTICLE 12 DEFAULTS AND REMEDIES............................................21
ARTICLE 13 RISK OF LOSS OR CASUALTY.........................................22
ARTICLE 14 RATIFICATION.....................................................22
ARTICLE 15 EMINENT DOMAIN...................................................22
ARTICLE 16 MISCELLANEOUS....................................................23

                           PURCHASE AND SALE CONTRACT

THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the _______ day of ________, 1999 (the "Effective Date") by and between CORINTH SQUARE ASSOCIATES, a Kansas general partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("Seller") and THE CADLE COMPANY, an Ohio corporation, having a principal address at 100 North Center Street, Newton Falls, Ohio 44444 ("Purchaser").

NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1...Seller holds legal title to a parcel of real estate more particularly described in EXHIBIT A attached hereto and made a part hereof located in the County of Johnson, Kansas on each of which parcel improvements have been constructed.

R-2...Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date as defined in this Purchase Contract the Property will be conveyed by general warranty or equivalent deed to Purchaser or its designee.

R-3...Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.

R-4...Purchaser has made such investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser has deemed necessary and desirable, has approved the same in all respects, subject only to the representations, warranties and covenants set forth in this Purchase Contract and does hereby agree to consummate the transactions contemplated by this Purchase Contract as set forth below.

                                       ARTICLE 1
                                     DEFINED TERMS

1.1 Terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.

      1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Kansas.

      1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

      1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds, which Closing Date shall be on or before thirty (30) days after the expiration of the Purchaser's Feasibility Period, as defined in
            ARTICLE 5 or such  other  date or  extension  date  provided  for by
            ARTICLE 7 or by the written mutual consent of the parties hereto, given or withheld in their respective sole discretion.

      1.1.4 "Commercial Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property scheduled on EXHIBIT 1.1.4 attached hereto.

      1.1.5 This subsection is intentionally left blank.

      1.1.6 This subsection is intentionally left blank.

      1.1.7 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on EXHIBIT 1.1.7, if any, attached hereto.

      1.1.8 "Financing Commitments" means the written commitment(s) to finance the purchase and operation of the Property from [NAME OF LENDER] dated [DATE OF LOAN COMMITMENT].

      1.1.9 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and as of the date of the end of the Feasibility Period described below and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include
            (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in EXHIBIT 1.1.9

      1.1.10"Improvements" means all buildings and improvements, located on the Land taken "as is" containing approximately 118, 436 gross square feet of [TYPE OF IMPROVEMENTS].

      1.1.11"Land"  means all of that  certain  tract of land located in Johnson
            County, Kansas, commonly known as 3700 West 83rd Street, Prairie Village, Kansas, more particularly described in EXHIBIT A attached hereto and made a part hereof and all rights, privileges and appurtenances pertaining thereto.

      1.1.12"Miscellaneous  Property Assets" means all contract rights,  leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables which includes past due rent, (ii) Property Contracts,
            (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits,
            (viii) insurance or other prepaid Items, or (ix) books and records, except to the extent that Seller receives a credit on the closing statement for any such item.

      1.1.13"Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller or used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.

      1.1.14"Permitted   Exceptions"   means  those   exceptions  or  conditions
            permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

      1.1.15"Property"  means  the  Land  and  Improvements   described  in  the
            Recitals and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller issued to Property Contracts (other than those contracts, if any, which are identified for termination by Purchaser during the Feasibility Period) and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

      1.1.16"Property   Contracts"  means  all  purchase  orders,   maintenance,
            service or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on ninety (90) days' or shorter Notice, except Commercial Leases, identified on EXHIBIT 1.1.16.

     1.1.17 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

     1.1.18 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

     1.1.19 "Survey" shall have the meaning ascribed thereto in Section 6.11.

     1.1.20 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.

     1.1.21 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

     1.1.22 "Title Insurer" shall have the meaning set forth in Section 6.1.


                                       ARTICLE 2
                             PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                       ARTICLE 3
                                PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be One Million Seven Hundred Thousand Dollars ($1,700,000.00), subject to payment in accordance with Section 3.1.2 hereinbelow. The Purchase Price shall be paid by Purchaser, subject to credit and adjustment hereinafter provided subject to all the terms and conditions herein contained.

      3.1.1 Deposit

            3.1.1.1 On the date  hereof,  Purchaser  shall  deliver to  Fidelity
                  National Title Insurance Company ("Escrow Agent" or the "Title Company") a deposit in the sum of Twenty-Five Thousand Dollars ($25,000.00) in cash (such sum being hereinafter referred to as the "Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as EXHIBIT B.

            3.1.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent), and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.1.3 If the sale of the  Property  is  closed  by the date  fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied (and paid over to the Seller) on the Date of Closing. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.

            3.1.1.3 If the sale of the  Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

      3.1.2 Purchaser shall, on the Date of Closing, pay Seller the purchase price subject to credit and adjustment as provided herein, jointly in cash or by wire transfer of current funds.

                                       ARTICLE 4
                                       FINANCING

4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement. Purchaser will use its best efforts to obtain the necessary financing.

                                       ARTICLE 5
                                   FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, for forty-five (45) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

      5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys). Notwithstanding the foregoing, in no event shall Purchaser conduct any invasive environmental assessment, test or other inspection of the Property without the prior written consent of Seller, which consent may be withheld in Seller's sole discretion.

      5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

     5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.

5.2 Should the results of any of the matters referred to in Section 5.1 above appear unsatisfactory to Purchaser for any reason Purchaser shall provide Seller with written Notice during the Feasibility Period of each basis for such determination by Purchaser (including, without limitation, title and survey objections other than the permitted exceptions) or such objections shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser gives Seller such Notice, Seller at its sole discretion and option within
      (10) business days following receipt of such Notice may elect to cure such objection or satisfy such condition. Should Seller so elect to cure such objection or satisfy such condition, or should Purchaser subsequently waive such objection or condition, then the Closing shall take place conditioned on such cure or based on such waiver on terms agreed upon by the Parties. Should Seller not elect to cure such objection or satisfy such condition, this agreement shall automatically terminate, in which event the Title Company shall return the Deposit to Purchaser and Purchaser shall release and quitclaim all of Purchaser's rights and interest in the property to Seller, and the parties hereto shall have no further obligation to each other, subject to and except for Purchaser's liability under Section 5.3.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Seller and naming Seller and its affiliates as Loss Payees or Additional Insureds (at the option of Seller), with endorsements acceptable to Seller, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

                                       ARTICLE 6
                                         TITLE

6.1 Seller shall provide to Purchaser a Preliminary Title Report for the Property within ten (10) days after the Effective Date. Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment,") issued by Fidelity National Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any Owner's or Lender's title policies.

6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates. Any conveyance by general warranty or equivalent deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:

      6.2.1 All exceptions shown in the Preliminary Title Report (other than mechanics' liens and taxes due and payable in respect of the period preceding Closing) and all exceptions noted in EXHIBIT 6.2.1 attached hereto; and

     6.2.2 Such exceptions and matters as the Title Company shall be willing to omit as exceptions to coverage; and

      6.2.3 All Commercial Leases and any other occupancy, residency, lease, tenancy and similar agreements entered into in the ordinary course of business; and

      6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which are not identified for termination by Purchaser during the Feasibility Period; and

     6.2.5 Non-delinquent real estate and property taxes to the extent not due and payable; and

     6.2.6 Defects and exceptions which do not materially and adversely affect the condition of title to the Property and its use as of the Effective Date; and

      6.2.7 This subsection is intentionally left blank.

      6.2.8 This subsection is intentionally left blank.

6.3 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained herein. Provided said amounts do not exceed the total cash amount being paid into escrow.

6.4 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.

6.5 If on the Closing Date there shall be conditional bills of sale or Uniform Commercial Code financing statements filed with respect to any tenant's property, such financing statements shall not be deemed to be an objection to title.

6.6 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and within Seven (7) calendar days following receipt of such Notice may elect in writing to cure such objection or unfulfilled condition for up to Ninety (90) calendar days after date of Seller's notice. Should Seller be able to cure such title objection or condition, or should Seller be able to cause title insurance company to insure over same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before thirty
      (30) calendar days after Notice of such cure or waiver.

6.7 If during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause a title insurance company to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Preliminary Title Report on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event Purchaser shall release and quitclaim all of Purchaser's right and interest in such Property to Seller, and the parties hereto shall have no further obligations to each other.

6.8 Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Commercial Leases and Property Contracts in the ordinary course of business) to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.

      Seller may enter into new Commercial Leases and new Property Contracts in the ordinary course of business during the Feasibility Period. Seller may terminate or agree to terminate Commercial Leases and Property Contracts in the ordinary course of business during the Feasibility Period. Unless this Purchase And Sale Contract is terminated as provided herein, then upon the expiration of the Feasibility Period, Seller shall not, without the consent of Purchaser, (which consent will not be unreasonably withheld) enter into any new Commercial Leases or Property Contracts affecting the Property, or terminate or agree to terminate any Commercial Leases. For purposes of this Section 6.8 Purchaser's failure to respond in writing to Seller's written request for consent within five (5) business days shall be deemed consent on the part of the Purchaser. All new leases or contracts entered into in accordance with the provisions of this
      Section 6.8 shall be deemed "Commercial Leases" and "Property Contracts" respectively as defined herein.

6.9 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.

6.10 After the Feasibility Period, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception or that has been waived or deemed to have been waived by Purchaser.

6.11 If Purchaser desires to obtain a survey of the Property ("Survey"), Purchaser shall obtain such Survey at Purchaser's sole cost and expense, and shall cause such Survey to be promptly delivered to Seller within the Feasibility Period. If the Survey is the basis on which Purchaser notifies Seller of an objection under this Purchase And Sale Contract, said Survey must meet the following minimum standards: The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the special warranty deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the description to be used in the General Warranty Deed delivered by Seller to Purchaser must be agreed upon by the parties and insured by the title insurance company.

      6.11.1Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in ARTICLE 5 above.

      6.11.2If Purchaser elects to obtain the Survey, Purchaser agrees to make payment in full of all costs of obtaining the Survey required by this Purchase Contract on or before Closing or termination of this Purchase Contract.

                                       ARTICLE 7
                                        CLOSING

7.1   Dates, Places Of Closing, Prorations, and Delinquent Rent.

      7.1.1 The Closing shall take place on or before thirty (30) days following the termination of the Feasibility Period in the offices of the Title Company, in the jurisdiction of the Land at Fidelity National Title Insurance Co., 700 Louisiana, Suite 2600, Houston, Texas 77002or at such other place as the parties shall mutually agree upon at a time mutually agreed upon on the Closing Date. If requested by Seller, Purchaser shall agree to conduct closing through a pre-closing, an escrow or other arrangement reasonably requested by Seller, whereby the Seller and its attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than Ninety (90) Days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Buyer.

      7.1.3.All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, real property taxes, personal property taxes and other operating expenses and fees shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid tenant improvement allowances and leasing commissions, together with any payments due parties to other agreements affecting the Property which survive Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section
            7.1.3. and Section 7.1.4. and 7.1.5. the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, tenants' proportionate share of operating expenses, percentage rents and common area maintenance charges. The provisions of this Section
            7.1.3. shall apply during the Proration Period (as defined below).

      7.1.4.If any  of the  items  subject  to  proration  hereunder  cannot  be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration  or a  correction  of an error or  omission  in a  Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date. Any Rents that have accrued, but have not yet been paid shall be prorated in accordance with estimates based upon the prior years' information (or reasonable estimates of Seller if no such prior years' information is available), and shall be subsequently readjusted and reapportioned upon receipt. Purchaser shall pay Seller for Rents that have accrued, but are not yet due and payable, at Closing.

      7.1.5.If on the Closing  Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time before the Closing Date, and (ii) second, to the period of time after the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5. shall apply during the Proration Period.

      7.1.6.Seller and Purchaser shall each pay one-half of the Escrow Agent's fee. Purchaser shall pay all costs associated with recording the general warranty deed at Closing, including, but not limited to, recording fees, but with the exception that Seller and Purchaser shall each pay one-half of the real estate transferfee , if any. With respect to the payment of other closing expenses not otherwise addressed by this Purchase Contract, Purchaser and Seller shall each pay their own respective closing expenses.

7.2   Items To Be Delivered Prior To Or At Closing.

      7.2.1 Seller. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:

            7.2.1.1  General warranty or equivalent deed in the form attached as
                     EXHIBIT 7.2.1.1 to Purchaser. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

            7.2.1.2 A Bill of Sale without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as EXHIBIT 7.2.1.2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as
                     EXHIBIT 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.4  A closing statement executed by Seller.

            7.2.1.5 A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions (other than matters constituting any Permitted Exceptions to the title insurance policy set forth in this Purchase Contract and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and

            7.2.1.6  A certification of Seller's  non-foreign status pursuant to
                     Section 1445 of the Internal Revenue Code of 1986, as amended, in the form attached as EXHIBIT 7.2.1.6.

            7.2.1.7  This subsection is intentionally left blank.

            7.2.1.8 Any documentation required of Seller by Escrow Agent or Title Company in order to complete the sale of the property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.1.9  This subsection intentionally left blank.

            7.2.1.10 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

      7.2.2 Purchaser. At Closing, Purchaser shall deliver to Seller the following items with respect to each Property being conveyed or transferred by merger at such Closing:

            7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property , Seller shall use the Purchase Price for the Property to satisfy the same, and Seller shall deliver to Purchaser, or to Purchaser's designee, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

            7.2.2.2  A closing statement executed by Purchaser.

            7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as EXHIBIT 7.2.1.2.

            7.2.2.4 A countersigned counterpart of the Assignment in the form attached as EXHIBIT 7.2.1.3.

            7.2.2.5  This subsection is intentionally left blank.

            7.2.2.6 Any documentation required of Purchaser by Escrow Agent or Title Company in order to complete the sale of the Property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.2.7 Executed Environmental Indemnity Agreement and such other documents required by Indemnitee to be provided by Seller in sub-paragraph 7.2.1.9 above.

            7.2.2.8 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                       ARTICLE 8
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

8.1   Representations And Warranties Of Seller.

      8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

            8.1.1.1 Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract and in the state where the property is located if required by local law; and has or at Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any Purchase Contract to which Seller is a party or by which Seller or any Subsidiary Owner is otherwise bound. Seller has not made any other Purchase Contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property applicable to the foregoing representation;

            8.1.1.2 Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions;

            8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases or otherwise as set forth in EXHIBIT 8.1.1.3;

            8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

            8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

            8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable, or against Seller, so as to prevent Seller from conveying Title to the Property to Purchaser;

            8.1.1.7 No claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property.

      8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Seller and no statements, representations or warranties, express or implied, made by or enforceable directly against Seller, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, opinions or work product shall not create or give rise to any liability of or against Seller, any Subsidiary Owner, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.3 below.

      8.1.3 Seller and Purchaser agree that those  representations  contained in
            Section 8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within One
            (1) year subsequent to the date of such representation). In the event that Seller breaches any representation contained in Section
            8.1 and Purchaser had knowledge of such breach, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.

      8.1.4 Any statement contained in the representations and warranties of this Section 8.1 and made to the "knowledge" of Seller shall mean ONLY the actual knowledge of Seller based upon the information communicated to Seller by Stefanie Hall, a representative of the management company managing the Property as of the Effective Date, in a certification addressed to Seller and dated as of the Effective Date; and otherwise any reference to the "knowledge" of Seller shall not be deemed to imply any duty of investigation or inquiry by Seller and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of Seller or any affiliate of Seller, imputed to Seller or constructively attributed to Seller.

8.2   Representations And Warranties Of Purchaser

      8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

      8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:

            8.2.2.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Ohio.

            8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members is required to so empower or authorize Purchaser.

            8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

            8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not
                     (i) violate any of the provisions of their respective certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

            8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

      8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property. Purchaser will indemnify Seller against any such person making any claim for commission with respect to this transaction claiming said commissions by or through acts of Purchaser.

                                      ARTICLE 9...
                            CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.1.1 All of the documents required to be delivered by Seller to Purchaser at Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

      9.1.2 Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date;

      9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

      9.1.4 This subsection intentionally left blank.

      9.1.5 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Purchase Contract.

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

      9.2.2 Purchaser   shall  have  fully   performed  and  complied  with  all
            covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

      9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

      9.2.4 This subsection is intentionally left blank.

                                       ARTICLE 10
                                       BROKERAGE

10.1 Seller represents and warrants to Purchaser that other than Pinnacle Realty ("Broker"), it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and seller agrees to indemnify the purchaser from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                       ARTICLE 11
                                       POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                       ARTICLE 12
                                 DEFAULTS AND REMEDIES

12.1 In the Event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages are not intended as a forfeiture or penalty within the meaning of applicable law and are intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
      Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.

                                       ARTICLE 13
                                RISK OF LOSS OR CASUALTY

13.1 The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property. Upon assignment to Purchaser of any insurance proceeds in respect of fire or other casualty occurring between the date of ratification of this contract and the time of settlement, Purchaser shall have no right to terminate this Purchase
      Contract on account thereof, but Seller shall assign to Purchaser its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.

                                       ARTICLE 14
                                      RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before [OFFER DEADLINE DATE].

                                       ARTICLE 15
                                     EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                       ARTICLE 16
                                     MISCELLANEOUS

16.1  Exhibits And Schedules

            All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.

16.2  Assignability

            This Purchase Contract is assignable with the prior written approval of the non-assigning party. Any assignment by Purchaser shall only be to an affiliate or subsidiary under the control or management of Purchaser, but Purchaser will remain liable for its obligations and its performance of the terms and conditions of this Purchase Contract.

16.3  Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4  Captions

            The captions, headings and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

16.5  Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices

            All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid and received by the Fifth (5th) business day following the date of mailing addressed as follows:

                 If to Seller:                   If to Purchaser:
                 Corinth Square Associates
                 c/o AIMCO                       The Cadle Company
                 1873 South Bellaire Street      100 North Center Street
                 Suite 1700                      Newton Falls, Ohio  44444
                 Denver, CO  80222               Attn:  Daniel C. Cadle,
                 Attn: Tim Works                 President
                       Harry Alcock,             Phone:  330-872-0918, Ext. 3101
                       Martha Carlin             Fax:  330-872-5367
                 Phone:  303-691-4357
                 Fax:  303-504-4889

                 and

                 with a copy to:

                 David Marquette
                 Argent Real Estate
                 1401 Brickell Avenue, Suite 520
                 Miami, Florida  33131
                 Phone:  305-371-9299
                 FAX:  305-371-6898

                 Alan H. Weinberg, Esq.
                 WELTMAN, WEINBERG & REIS
                 CO., L.P.A.
                 323 W.Lakeside Avenue/Suite 200
                 Cleveland, OH  44113-1099
                 Phone:  215-363-4001, Ext. 201
                 Fax:  216-363-6913

            Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue

            The laws of the State of Kansas shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the District of Kansas and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8  Entirety And Amendments

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9  Severability

            If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts

            This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one of such counterparts.

16.11 Further Acts

            In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, have fully participated in the negotiation of this instrument.

16.13 Confidentiality

            Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver

            Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release or modification of this Purchase Contract shall be established by conduct, custom or course of dealing.

16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

NOW THEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.

                        Seller:     CORINTH SQUARE ASSOCIATES, a
                                    Kansas general partnership

                                    By:  United Investors Income Properties II,
                                         a Missouri limited partnership

                                    Its: General Partner

                                    By:  United Investors Real Estate,
                                         Inc., a Delaware corporation

                                    Its: General Partner

                                    By:___________________________

                                    Title:_________________________

                        Purchaser:  The Cadle Company, an Ohio corporation

                                    By:

                                    Printed:

                                    Title:



STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of UNITED INVESTORS REAL ESTATE, INC., a Delaware corporation as General Partner of UNITED INVESTORS INCOME PROPERTIES II, a Missouri limited partnership as General Partner of CORINTH SQUARE ASSOCIATES, a Kansas general Partnership , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public

My Commission expires:_______________





STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                              -----------------------------------
                                  Notary Public

My Commission expires: ________________

                                                                 Exhibit 10.12


                    ADDENDUM TO PURCHASE AND SALE CONTRACT

      This Addendum To Purchase And Sale Contract (hereinafter referred to as "Addendum") is entered into as of this _____ day of November, 1999, by and between CORINTH SQUARE ASSOCIATES, a Kansas General Partnership, and THE CADLE COMPANY, an Ohio Corporation. This Addendum shall supplement and modify the terms and conditions of a certain Purchase And Sale Contract dated October 8, 1999, which was made and entered into by and between CORINTH SQUARE ASSOCIATES and THE CADLE COMPANY.

      For and in consideration of mutual covenants and agreements herein set forth, CORINTH SQUARE ASSOCIATES and THE CADLE COMPANY agree as follows:

      The purchase price for the property as set forth in Section 3.1 of the Purchase And Sale Contract is amended to One Million Two Hundred Thousand Dollars ($1,200,000.00) and the deposit amount set forth in Section 3.111 of the Purchase And Sale Contract is amended to Thirty-Three Thousand Dollars
($33,000.00). Purchaser is to pay the Escrow Agent the additional amount of Eight Thousand Dollars ($8,000.00) in order to bring the deposit up to the required amount. The additional amount is to be paid on or before December 3, 1999.

      THE CADLE COMPANY has completed its due diligence as provided in Article 5 and hereby waives its right to raise any objection based on the provisions of Sections 5.1 and 5.2 of the Purchase And Sale Contract or based on all other conditions with respect to the property or the seller's obligations under the Purchase And Sale Contract except for those enumerated in Subsections 9.1.1 through 9.1.4.

      The terms as set forth in this Addendum shall control over the terms of the Purchase And Sale Contract and any previous Addendum.

                        Seller:     CORINTH SQUARE ASSOCIATES, a
                                    Kansas general partnership

                                    By:  United Investors Income
                                         Properties II, a Missouri limited
                                         partnership

                                    Its: General Partner

                                    By:  United Investors Real
                                         Estate, Inc., a Delaware
                                         corporation

                                    Its: General Partner

                                    By:___________________________

                                    Title:_________________________

                        Purchaser:  The Cadle Company, an Ohio corporation

                                    By:

                                    Printed:

                                    Title:




STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of UNITED INVESTORS REAL ESTATE, INC., a Delaware corporation as General Partner of UNITED INVESTORS INCOME PROPERTIES II, a Missouri limited partnership as General Partner of CORINTH SQUARE ASSOCIATES, a Kansas general Partnership , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                                          -----------------------------------
                                          Notary Public


My Commission expires:_______________





STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 1999.

                              -----------------------------------
                              Notary Public

My Commission expires: ________________